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                                  EXHIBIT 10.3

                              AMENDMENT NO. 2005-1
                                     TO THE
                   RETIREMENT PLAN FOR HOURLY-RATED EMPLOYEES
                      AT THE BERKS COUNTY, PA LOCATIONS OF
                            ARROW INTERNATIONAL, INC.


        WHEREAS, Arrow International, Inc. (the "Employer") sponsors and maintains the Retirement Plan for Hourly-Rated Employees at the Berks County, PA Locations of Arrow International, Inc. (the "Plan"); and

        WHEREAS, the Employer has reserved the right to amend the Plan at any time pursuant to Section 10.1 of the Plan; and

        WHEREAS, the Employer desires to amend the Plan to comply with the provisions of section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1. Sections 5.9(a)(10), 6.2, 7.8(f) and 7.8(f) of the Plan are hereby amended by replacing "$5,000" with "$1,000."

        IN WITNESS WHEREOF, ARROW INTERNATIONAL, INC. has caused this Amendment No. 2005-1 to the Plan to be duly executed this ________ day of ___________________________, 2005.


ATTEST:                                 ARROW INTERNATIONAL, INC.



__________________________________      By:_____________________________________